Exhibit 4(b)


================================================================================




                               AVISTA CORPORATION


                                       TO


                                 CITIBANK, N.A.


                           AS SUCCESSOR TRUSTEE UNDER
                           MORTGAGE AND DEED OF TRUST,
                            DATED AS OF JUNE 1, 1939




                            ------------------------




                      _____________ SUPPLEMENTAL INDENTURE

          PROVIDING AMONG OTHER THINGS FOR A SERIES OF BONDS DESIGNATED
                 "FIRST MORTGAGE BONDS, _____% SERIES DUE ____"

                              DUE ___________, ____




                            ------------------------




                          Dated as of ___________, 200_




================================================================================

                      _____________ SUPPLEMENTAL INDENTURE


                  THIS INDENTURE, dated as of the ___ day of _________ ____, between AVISTA CORPORATION (formerly known as The Washington Water Power Company), a corporation of the State of Washington, whose post office address is 1411 East Mission Avenue, Spokane, Washington 99202 (the "Company"), and CITIBANK, N.A., formerly First National City Bank (successor by merger to First National City Trust Company, formerly City Bank Farmers Trust Company), a national banking association incorporated and existing under the laws of the United States of America, whose post office address is 111 Wall Street, New York, New York 10043 (the "Trustee"), as Trustee under the Mortgage and Deed of Trust, dated as of June 1, 1939 (the "Original Mortgage"), executed and delivered by the Company to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, this indenture (the "________ Supplemental Indenture") being supplemental to the Original Mortgage, as heretofore supplemented and amended.

                  WHEREAS pursuant to a written request of the Company made in accordance with Section 103 of the Original Mortgage, Francis M. Pitt (then Individual Trustee under the Mortgage, as supplemented) ceased to be a trustee thereunder on July 23, 1969, and all of his powers as Individual Trustee have devolved upon the Trustee and its successors alone; and

                  WHEREAS by the Original Mortgage the Company covenanted that it would execute and deliver such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Original Mortgage and to make subject to the lien of the Original Mortgage any property thereafter acquired intended to be subject to the lien thereof; and

                  WHEREAS the Company has heretofore executed and delivered, in addition to the Original Mortgage, the indentures supplemental thereto, and has issued the series of bonds, set forth in Exhibit A hereto (the Mortgage, as supplemented and amended by the First through ________ Supplemental Indentures being herein sometimes called collectively, the "Mortgage"); and

                  WHEREAS the Original Mortgage and the First through ________ Supplemental Indentures have been appropriately filed or recorded in various official records in the States of Washington, California, Idaho, Montana and Oregon, as set forth in the First through ________ Supplemental Indentures; and

                  WHEREAS the ____________ Supplemental Indenture, dated as of ______, ____ has been appropriately filed or recorded in the various official records in the States of Washington, California, Idaho, Montana and Oregon set forth in Exhibit B hereto; and

                  WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered a Short Form Mortgage and Security Agreement, in multiple counterparts dated as of various dates in 1992, and such instrument has been appropriately filed or recorded in the various official records in the States of California, Montana and Oregon; and

                  WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered an Instrument of Further Assurance dated as of December 15, 2001, and such instrument has been appropriately filed or recorded in the various official records in the States of Washington, California, Idaho, Montana and Oregon; and

                  WHEREAS in addition to the property described in the Mortgage the Company has acquired certain other property, rights and interests in property; and

                  WHEREAS Section 8 of the Original Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company; that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof; and that such series may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

                  WHEREAS Section 120 of the Original Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and

                  WHEREAS the Company now desires to create a new series of bonds; and

                  WHEREAS the execution and delivery by the Company of this _____________ Supplemental Indenture and the terms of the bonds of the _________ Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors; and all things necessary to make this _____________ Supplemental Indenture a valid, binding and legal instrument have been performed;

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH: That the Company, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby confirms the estate, title and rights of the Trustee (including without limitation the lien of the Mortgage on the property of the Company subjected thereto, whether now owned or hereafter acquired) held as security for the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage according to their tenor and effect and the performance of all the provisions of the Mortgage and of such bonds, and, without limiting the generality of the foregoing, hereby confirms the grant, bargain, sale, release, conveyance, assignment, transfer, mortgage, pledge, setting over and confirmation unto the Trustee, contained in the Mortgage, of all the following described properties of the Company, whether now owned or hereafter acquired, namely:

                      All of the property,  real,  personal and mixed,  of every character and wheresoever situated (except any hereinafter or in the Mortgage expressly excepted) which the Company now owns or, subject to the provisions of Section 87 of the Mortgage, may hereafter acquire prior to the satisfaction and discharge of the Mortgage, as fully and completely as if herein or in the Mortgage specifically described, and including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in Mortgage) all lands, real estate, easements, servitudes, rights of way and leasehold and other interests in real estate; all rights to the use or appropriation of water, flowage rights, water storage rights, flooding rights, and other rights in respect of or relating to water; all plants for the generation of electricity, power houses, dams, dam sites, reservoirs, flumes, raceways, diversion works, head works, waterways, water works, water systems, gas plants, steam heat plants, hot water plants, ice or refrigeration plants, stations, substations, offices, buildings and other works and structures and the equipment thereof and all improvements, extensions and additions thereto; all generators, machinery, engines, turbines, boilers, dynamos, transformers, motors, electric machines, switchboards, regulators, meters, electrical and mechanical appliances, conduits, cables, pipes and mains; all lines and systems for the transmission and distribution of electric current, gas, steam heat or water for any purpose; all towers, mains, pipes, poles, pole lines, conduits, cables, wires, switch racks, insulators, compressors, pumps, fittings, valves and connections; all motor vehicles and automobiles; all tools, implements, apparatus, furniture, stores, supplies and equipment; all franchises (except the Company's franchise to be a corporation), licenses, permits, rights, powers and privileges; and (except as hereinafter or in the Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature.

The property so conveyed or intended to be so conveyed under the Mortgage shall include, but shall not be limited to, the property set forth in Exhibit C hereto, the particular description of which is intended only to aid in the identification thereof and shall not be construed as limiting the force, effect and scope of the foregoing.

                  TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

                  THE COMPANY HEREBY CONFIRMS that, subject to the provisions of
Section 87 of the Original Mortgage, all the property, rights, and franchises acquired by the Company after the date thereof (except any hereinbefore or hereinafter or in the Mortgage expressly excepted) are and shall be as fully embraced within the lien of the Mortgage as if such property, rights and franchises had been owned by the Company at the date of the Original Mortgage and had been specifically described therein.

                  PROVIDED THAT the following were not and were not intended to be then or now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed under the Mortgage and were, are and shall be expressly excepted from the lien and operation namely: (l) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; and (5) any property heretofore released pursuant to any provisions of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Original Mortgage by reason of the occurrence of a Completed Default as defined in said Article XII.

                  TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company in the Mortgage as aforesaid, or intended so to be, unto the Trustee, and its successors, heirs and assigns forever.

                  IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as set forth in the Mortgage, this _____________ Supplemental Indenture being supplemental to the Mortgage.

                  AND IT IS HEREBY FURTHER CONFIRMED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property in the Mortgage described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Original Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Original Mortgage as a part of the property therein stated to be conveyed.

                  The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

                                   ARTICLE I

                            _________ SERIES OF BONDS

                  SECTION 1. (I) There shall be a series of bonds designated "First Mortgage Bonds, _____% Series due ____" (herein sometimes referred to as the "bonds of the _________ Series" or the "Bonds"), and the form thereof, which has been established by Resolution of the Board of Directors of the Company, is set forth on Exhibit D hereto. The bonds of the ________ Series shall be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, any amount in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof) and shall be dated as in
Section 10 of the Mortgage provided.

                  (II) The bonds of the _________ Series shall mature, shall bear interest and shall be payable as set forth below:

                       (a) the principal of bonds of the _________  Series shall
            (unless theretofor paid) be payable on the Stated Maturity Date (as hereinafter defined);

                       (b) the bonds of the _________ Series shall bear interest
            at the  rate of  _______________________  per  centum  (_____%)  per annum; interest on such bonds shall accrue from and including the date of the initial authentication and delivery thereof, except as otherwise provided in the form of bond attached hereto as Exhibit D; interest on such bonds shall be payable on each Interest Payment Date and at Maturity (as each of such terms is hereafter defined); and interest on such bonds during any period for which payment is made shall be computed on the basis of a 360-day year consisting of twelve 30-days months;

                       (c) the principal of and premium, if any, and interest on
            each bond of the ________ Series payable at Maturity shall be payable upon presentation thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency as at the time of payment is legal tender for public and private debts. The interest on each bond of the _________ Series (other than interest payable at Maturity) shall be payable by check, in similar coin or currency, mailed to the registered owner thereof as of the close of business on the Record Date next preceding each Interest Payment Date; provided, however, that if such registered owner shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such registered owner.

                  (III) [Redemption provisions, if any]

                  (IV) (a) At the option of the registered owner, any bonds of the ________ Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

                  The bonds of the _________Series shall be transferable, upon the surrender thereof for cancellation, together with a written instrument of transfer in form approved by the registrar duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York.

                  Upon any exchange or transfer of bonds of the _________ Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other governmental charge, as provided in Section 12 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto or any exchange or transfer of bonds of the _________ Series; provided, however, that the Company shall not be required to make any transfer or exchange of any bonds of the _________ Series for a period of 10 days next preceding any selection of such bonds for redemption, nor shall it be required to make transfers or exchange of any bonds of the _________ Series which shall have been selected for redemption in whole or in part or as to which the Company shall have received a notice for the redemption thereof in whole or in part at the option of the registered owner.

                    (b) The bonds of the _________ Series are initially to be issued in global form, registered in the name of Cede & Co., as nominee for The Depository Trust Company (the "Depositary"). Notwithstanding the provisions of subdivision (a) above, such bonds shall not be transferable, nor shall any purported transfer be registered, except as follows:

                          (i) such bonds may be transferred in whole, and appropriate registration of transfer effected, to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof;

                          (ii) such  bonds  may be  transferred  in  whole,  and
                  appropriate registration of transfer effected, to the beneficial holders thereof, and thereafter shall be transferable, if:

                             (A) The  Depositary,  or any  successor  securities
                    depositary, shall have notified the Company and the Trustee that (I) it is unwilling or unable to continue to act as securities depositary with respect to such bonds or (II) it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, the Trustee shall not have been notified by the Company within one hundred twenty (120) days of the identity of a successor securities depositary with respect to such bonds; or

                             (B) the Company shall have delivered to the Trustee
                    a written order to the effect that such bonds shall be so transferable on and after a date specified therein.

                  The bonds of the _________ Series, when in global form, shall bear a legend as to such global form and the foregoing restrictions on transfer substantially as set forth below:

                  This global bond is held by Cede & Co., as nominee for The Depository Trust Company (the "Depositary") for the benefit of the beneficial owners hereof. This bond may not be transferred, nor may any purported transfer be registered, except that (i) this bond may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for the Depositary, to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor bonds depositary or any nominee thereof; and
                  (ii) this bond may be transferred, and appropriate registration of transfer effected, to the beneficial holders hereof, and thereafter shall be transferable without restrictions (except as provided in the preceding paragraph) if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that (I) it is unwilling or unable to continue to act as securities depositary with respect to the bonds or (II) it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, the Trustee shall not have been notified by the Company within one hundred twenty (120) days of the identity of a successor securities depositary with respect to the bonds; or (B) the Company shall have delivered to the Trustee a written order to the effect that the bonds shall be so transferable on and after a date specified therein.

                  (V) For all purposes of this _____________ Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the terms and with respect to the bonds of the ________ Series listed below shall have the meanings specified:

                  "INTEREST PAYMENT DATE" means ________ and ________ in each year, commencing _______, ____.

                  "MATURITY" means the date on which the principal of the bonds of the _________ Series becomes due and payable, whether at the Stated Maturity Date, upon redemption or acceleration, or otherwise.

                  "RECORD DATE", with respect to any Interest Payment Date, means the __________ or _________, as the case may be, next preceding such Interest Payment Date.

                  "STATED MATURITY DATE" means ____________, ____.

                  (VI) Notwithstanding the provisions of Section 106 of the Original Mortgage, the Company shall not cause any bonds of the _________ Series, or any portion of the principal amount thereof, to be deemed to have been paid as provided in such Section and its obligations in respect thereof to be deemed to be satisfied and discharged prior to the Maturity thereof unless the Company shall deliver to the Trustee either:

                       (a) an  instrument  wherein the Company,  notwithstanding
            the effect of Section 106 of the Original Mortgage in respect of such bonds, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee such additional sums of money, if any, or additional government obligations (meeting the requirements of Section 106), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or government obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such bonds or portions thereof, all in accordance with and subject to the provisions of Section 106; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent accountant showing the calculation thereof (which opinion shall be obtained at the expense of the Company); or

                       (b) an Opinion of Counsel to the effect  that the holders
            of such bonds, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

                  (VII) The bonds of the _________ Series shall have such further terms as are set forth in Exhibit D hereto. If there shall be a conflict between the terms of the form of bond and the provisions of the Mortgage, the provisions of the Mortgage shall control to the extent permitted by law.

                  (VIII) [Provisions as to title insurance, if any]

                  (IX) Upon the delivery of this _____________ Supplemental Indenture, bonds of the _________ Series in an aggregate principal amount initially not to exceed $__________ are to be issued and will be Outstanding, in addition to $___________ aggregate principal amount of bonds of prior series Outstanding at the date of delivery of this _____________ Supplemental Indenture.

                                   ARTICLE II

                              PROSPECTIVE AMENDMENT

                  SECTION 1. The owners of the bonds of the _________ Series shall be deemed to have consented to the amendment of Section 28 of the Original Mortgage to add at the end thereof a new paragraph reading as follows:

                  Notwithstanding the foregoing, any Opinion of Counsel delivered pursuant to subdivision (7) of this Section 28, or pursuant to any other provision of this Indenture by reference to this Section 28, may, at the election of the Company, omit any or all of the statements contained in clause
(a) of subdivision (7) if there shall have been delivered to the Trustee a policy of title insurance (or endorsement thereto) issued by a nationally recognized title insurance company, in an amount not less than twenty-eight percent (28%)(1) of the cost or fair



-----------------------
(1) The owners of the bonds of the _______ series shall be deemed to have consented to the amendment contained in this Section 1 of Article II, either with the percentage shown above or with any higher percentage.

value to the Company (whichever is less) of the Property Additions made the basis of such application, insuring, in customary terms, against risk of loss sustained or incurred by the Trustee by reason of any circumstances or conditions by virtue of which the statements omitted from clause (a) of such Opinion of Counsel would not have been accurate if made.

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

                  SECTION 1. The terms defined in the Original Mortgage shall, for all purposes of this ________ Supplemental Indenture, have the meanings specified in the Original Mortgage.

                  SECTION 2. The Trustee hereby confirms its acceptance of the trusts in the Original Mortgage declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions in the Original Mortgage set forth, including the following:

                  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this _____________ Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article XVI of the Original Mortgage, shall apply to and form part of this _____________ Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this _____________ Supplemental Indenture.

                  SECTION 3. Whenever in this _____________ Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XV and XVI of the Original Mortgage be deemed to include the successors and assigns of such party, and all the covenants and agreements in this _____________ Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

                  SECTION 4. Nothing in this ____________ Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this _____________ Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this ____________ Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons Outstanding under the Mortgage.

                  SECTION 5. This _____________ Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  SECTION 6. The titles of the several Articles of this _____________ Supplemental Indenture shall not be deemed to be any part thereof.

                            ------------------------

                  IN WITNESS WHEREOF, on the ___ day of ________ ____, AVISTA CORPORATION has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Corporate Secretary or one of its Assistant Corporate Secretaries for and in its behalf, all in The City of Spokane, Washington, as of the day and year first above written; and on the ____ day of _________ ____, CITIBANK, N.A., has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents or one of its Senior Trust Officers or one of its Trust Officers and its corporate seal to be attested by one of its Vice Presidents or one of its Trust Officers, all in The City of New York, New York, as of the day and year first above written.

                                            AVISTA CORPORATION


                                            By
                                              ----------------------------------
                                                       Vice President

Attest:

-----------------------------------
     Corporate Secretary

Executed, sealed and delivered
 by AVISTA CORPORATION
 in the presence of:


-----------------------------------


-----------------------------------

                                            CITIBANK, N.A., AS TRUSTEE


                                            By
                                              ----------------------------------


Attest:

-----------------------------------


Executed, sealed and delivered
 by CITIBANK, N.A.
 as trustee, in the presence of:


-----------------------------------



-----------------------------------

STATE OF WASHINGTON )
                    ) ss.:
COUNTY OF SPOKANE   )

                  On the ___ day of _________ ____, before me personally appeared ______________, to me known to be a [Vice President] of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

                  On the ___ day of _________ ____, before me, a Notary Public in and for the State and County aforesaid, personally appeared ______________, known to me to be a [Vice President] of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                  ------------------------------
                                                           Notary Public

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

                  On the ____ day of ______________, before me personally appeared __________ to me known to be a [Vice President] of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

                  On the _____ day of _______________, before me, a Notary Public in and for the State and County aforesaid, personally appeared __________, known to me to be a [Vice President] of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                                  ------------------------------
                                                  Notary Public

                                                                       EXHIBIT A

                        MORTGAGE, SUPPLEMENTAL INDENTURES
                               AND SERIES OF BONDS


--------------------------------------------------------------------------------------------------------------------
MORTGAGE OR                DATED AS OF         SERIES                         PRINCIPAL         PRINCIPAL
SUPPLEMENTAL                                  ------------------------------  AMOUNT            AMOUNT
INDENTURE                                      NO.   DESIGNATION              ISSUED            OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
Original                   June 1, 1939         1    3-1/2% Series due 1964   $22,000,000              None
--------------------------------------------------------------------------------------------------------------------
First                      October 1, 1952      2    3-3/4% Series due 1982    30,000,000              None
--------------------------------------------------------------------------------------------------------------------
Second                     May 1, 1953          3    3-7/8% Series due 1983    10,000,000              None
--------------------------------------------------------------------------------------------------------------------
Third                      December 1, 1955                   None
--------------------------------------------------------------------------------------------------------------------
Fourth                     March 15, 1957                     None
--------------------------------------------------------------------------------------------------------------------
Fifth                      July 1, 1957         4    4-7/8% Series due 1987    30,000,000              None
--------------------------------------------------------------------------------------------------------------------
Sixth                      January 1, 1958      5    4-1/8% Series due 1988    20,000,000              None
--------------------------------------------------------------------------------------------------------------------
Seventh                    August 1, 1958       6    4-3/8% Series due 1988    15,000,000              None
--------------------------------------------------------------------------------------------------------------------
Eighth                     January 1, 1959      7    4-3/4% Series due 1989    15,000,000              None
--------------------------------------------------------------------------------------------------------------------
Ninth                      January 1, 1960      8    5-3/8% Series due 1990    10,000,000              None
--------------------------------------------------------------------------------------------------------------------
Tenth                      April 1, 1964        9    4-5/8% Series due 1994    30,000,000              None
--------------------------------------------------------------------------------------------------------------------
Eleventh                   March 1,1965        10    4-5/8% Series due 1995    10,000,000              None
--------------------------------------------------------------------------------------------------------------------
Twelfth                    May 1, 1966                        None
--------------------------------------------------------------------------------------------------------------------
Thirteenth                 August 1, 1966      11    6    % Series due 1996    20,000,000              None
--------------------------------------------------------------------------------------------------------------------
Fourteenth                 April 1, 1970       12    9-1/4% Series due 2000    20,000,000              None
--------------------------------------------------------------------------------------------------------------------
Fifteenth                  May 1, 1973         13    7-7/8% Series due 2003    20,000,000              None
--------------------------------------------------------------------------------------------------------------------
Sixteenth                  February 1, 1975    14    9-3/8% Series due 2005    25,000,000              None
--------------------------------------------------------------------------------------------------------------------
Seventeenth                November 1, 1976    15    8-3/4% Series due 2006    30,000,000              None
--------------------------------------------------------------------------------------------------------------------
Eighteenth                 June 1, 1980                       None
--------------------------------------------------------------------------------------------------------------------
Nineteenth                 January 1, 1981     16    14-1/8% Series due 1991   40,000,000              None
--------------------------------------------------------------------------------------------------------------------
Twentieth                  August 1, 1982      17      15-3/4% Series due      60,000,000              None
--------------------------------------------------------------------------------------------------------------------
Twenty-First               September 1, 1983   18    13-1/2% Series due 2013   60,000,000              None
--------------------------------------------------------------------------------------------------------------------
Twenty-Second              March 1, 1984       19    13-1/4% Series due 1994   60,000,000              None
--------------------------------------------------------------------------------------------------------------------
Twenty-Third               December 1, 1986    20    9-1/4% Series due 2016    80,000,000              None
--------------------------------------------------------------------------------------------------------------------
Twenty-Fourth              January 1, 1988     21    10-3/8% Series due 2018   50,000,000              None
--------------------------------------------------------------------------------------------------------------------
Twenty-Fifth               October 1, 1989     22    7-1/8% Series due 2013    66,700,000              None
--------------------------------------------------------------------------------------------------------------------
                                               23    7-2/5% Series due 2016    17,000,000              None
--------------------------------------------------------------------------------------------------------------------
Twenty-Sixth               April 1, 1993       24      Secured Medium-Term    250,000,000          $104,500,000
                                                         Notes, Series A
                                                          ($250,000,000
                                                           authorized)
--------------------------------------------------------------------------------------------------------------------
Twenty-Seventh             January 1, 1994     25      Secured Medium-Term    161,000,000           59,000,000
                                                         Notes, Series B
                                                          ($250,000,000
                                                           authorized)
--------------------------------------------------------------------------------------------------------------------
Twenty-Eighth              September 1, 2001   26     Collateral Series due   220,000,000              None
                                                              2002
--------------------------------------------------------------------------------------------------------------------
Twenty-Ninth               December 1, 2001    27     7.75% Series due 2007   150,000,000           150,000,000
--------------------------------------------------------------------------------------------------------------------
Thirtieth                  May 1, 2002         28     Collateral Series due   225,000,000              None
                                                              2003
--------------------------------------------------------------------------------------------------------------------
Thirty-First               May 1, 2003         29     Collateral Series due   245,000,000           245,000,000
                                                              2004
--------------------------------------------------------------------------------------------------------------------
Thirty-Second              September 1, 2003   30    6.125% Series due 2013   45,000,000            45,000,000
--------------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT B

                             FILING AND RECORDING OF
                             SUPPLEMENTAL INDENTURE


                             FILING IN STATE OFFICES


--------------------------------------------------------------------------------------------------------------------
                                                                                            FINANCING STATEMENT
          STATE                         OFFICE OF                      DATE                   DOCUMENT NUMBER
--------------------------------------------------------------------------------------------------------------------
        Washington                 Secretary of State
--------------------------------------------------------------------------------------------------------------------
        Idaho                      Secretary of State
--------------------------------------------------------------------------------------------------------------------
        Montana                    Secretary of State
--------------------------------------------------------------------------------------------------------------------
        Oregon                     Secretary of State
--------------------------------------------------------------------------------------------------------------------
        California                 Secretary of State
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                            RECORDING IN COUNTY OFFICES
--------------------------------------------------------------------------------------------------------------------
                                                                                                        FINANCING
                                                         REAL ESTATE MORTGAGE RECORDS                   STATEMENT
                                                                                                         DOCUMENT
COUNTY                OFFICE OF                                                                           NUMBER
--------------------------------------------------------------------------------------------------------------------
                                              DATE         DOCUMENT        BOOK           PAGE
                                                            NUMBER
--------------------------------------------------------------------------------------------------------------------
WASHINGTON                                                                  N/A            N/A             N/A
 Adams                Auditor
--------------------------------------------------------------------------------------------------------------------
 Asotin               Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Benton               Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Douglas              Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Ferry                Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Franklin             Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Garfield             Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Grant                Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Klickitat            Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Lewis                Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Lincoln              Auditor                                                                              N/A
--------------------------------------------------------------------------------------------------------------------
 Pend Oreille         Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Skamania             Auditor                                                                              N/A
--------------------------------------------------------------------------------------------------------------------
 Spokane              Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Stevens              Auditor                                                                              N/A
--------------------------------------------------------------------------------------------------------------------
 Thurston             Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Whitman              Auditor                                               N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
CALIFORNIA
 El Dorado            Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
IDAHO                                                                       N/A            N/A             N/A
 Benewah              Recorder
--------------------------------------------------------------------------------------------------------------------
 Bonner               Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Boundary             Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Clearwater           Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Idaho                Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Kootenai             Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Latah                Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Lewis                Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Nez Perce            Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Shoshone             Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------
                                            RECORDING IN COUNTY OFFICES
--------------------------------------------------------------------------------------------------------------------
                                                                                                        FINANCING
                                                         REAL ESTATE MORTGAGE RECORDS                   STATEMENT
                                                                                                         DOCUMENT
COUNTY                OFFICE OF                                                                           NUMBER
--------------------------------------------------------------------------------------------------------------------
                                              DATE         DOCUMENT        BOOK           PAGE
                                                            NUMBER
--------------------------------------------------------------------------------------------------------------------
MONTANA
 Big Horn             Clerk & Recorder                                                                     N/A
--------------------------------------------------------------------------------------------------------------------
 Broadwater           Clerk & Recorder                                                                     N/A
--------------------------------------------------------------------------------------------------------------------
 Golden Valley        Clerk & Recorder                                                                     N/A
--------------------------------------------------------------------------------------------------------------------
 Meagher              Clerk & Recorder                                                                     N/A
--------------------------------------------------------------------------------------------------------------------
 Mineral              Clerk & Recorder                                                                     N/A
--------------------------------------------------------------------------------------------------------------------
 Rosebud              Clerk & Recorder                                                                     N/A
--------------------------------------------------------------------------------------------------------------------
 Sanders              Clerk & Recorder                                      N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Stillwater           Clerk & Recorder                                                     N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Treasure             Clerk & Recorder                                                                     N/A
--------------------------------------------------------------------------------------------------------------------
 Wheatland            Clerk & Recorder                                                                     N/A
--------------------------------------------------------------------------------------------------------------------
 Yellowstone          Clerk & Recorder                                      N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
OREGON
 Douglas              Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Jackson              Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Josephine            Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Klamath              Recorder                                                                             N/A
--------------------------------------------------------------------------------------------------------------------
 Morrow               Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
 Union                Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------
Wallowa               Recorder                                              N/A            N/A             N/A
--------------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT C

                               PROPERTY ADDITIONS

                                                                       EXHIBIT D

                                 (FORM OF BOND)

                THIS BOND IS SUBJECT TO RESTRICTIONS ON TRANSFER,
                            AS HEREINAFTER SET FORTH

                                                          CUSIP ________________

                               AVISTA CORPORATION

                              First Mortgage Bond,
                            _____% Series due ______


REGISTERED                                                            REGISTERED

NO. _________________                                       $___________________


                  AVISTA CORPORATION, a corporation of the State of Washington (hereinafter called the Company), for value received, hereby promises to pay to

, or registered assigns, on _______________________,

                                                                         DOLLARS

and to pay the registered owner hereof interest thereon from ____________ semi-annually in arrears on ______________ and ________________ in each year (each such date being hereinafter called an "Interest Payment Date"), commencing ___________________ and at Maturity (as hereinafter defined), at the rate of
________ per centum (__%) per annum computed on the basis of a 360-day year consisting of twelve 30-day months, until the Company's obligation with respect to the payment of such principal shall have been discharged. The principal of and premium, if any, and interest on this bond payable at Maturity shall be payable upon presentation hereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. The interest on this bond (other than interest payable at Maturity) shall be paid by check, in the similar coin or currency, mailed to the registered owner hereof as of the close of business on the _______________ or _____________, as the case may be, next preceding each Interest Payment Date (each such date being herein called a "Record Date"); provided, however, that if such registered owner shall be a securities depositary, such payment shall be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such registered owner. Interest payable at Maturity shall be paid to the person to whom principal shall be paid. As used herein, the term "Maturity" shall mean the date on which the principal of this bond becomes due and payable, whether at stated maturity, upon redemption or acceleration, or otherwise.

                  This bond is one of an issue of bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, _____% Series due ____, all bonds of all such series being issued and issuable under and equally secured (except insofar as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust, dated as of June 1, 1939, executed by the Company (formerly known as The Washington Water Power Company) to City Bank Farmers Trust Company and Ralph E. Morton, as Trustees (Citibank, N.A., successor Trustee to both said Trustees). Such mortgage and deed of trust has been amended and supplemented by various supplemental indentures, including the _____________ Supplemental Indenture, dated as of ___________, ____ (the "_____________ Supplemental Indenture") and, as so amended and supplemented, is herein called the "Mortgage". Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the bonds are and are to be secured and the circumstances under which additional bonds may be issued. If there shall be a conflict between the terms of this bond and the provisions of the Mortgage, the provisions of the Mortgage shall control to the extent permitted by law. The holder of this bond, by its acceptance hereof, shall be deemed to have consented and agreed to all of the terms and provisions of the Mortgage and, further, in the event that such holder shall not be the sole beneficial owner of this bond, shall be deemed to have agreed to use all commercially reasonable efforts to cause all direct and indirect beneficial owners of this bond to have knowledge of the terms and provisions of the Mortgage and of this bond and to comply therewith, including particularly, but without limitation, any provisions or restrictions in the Mortgage regarding the transfer or exchange of such beneficial interests and any legend set forth on this bond.

                  The Mortgage may be modified or altered by affirmative vote of the holders of at least 60% in principal amount of the bonds outstanding under the Mortgage, considered as one class, or, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected, then such modification or alteration may be effected with the affirmative vote only of 60% in principal amount of the bonds outstanding of the series so to be affected, considered as one class, and, furthermore, for limited purposes, the Mortgage may be modified or altered without any consent or other action of holders of any series of bonds. No modification or alteration shall, however, permit an extension of the Maturity of the principal of, or interest on, this bond or a reduction in such principal or the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of a lien on the mortgaged and pledged property without the consent of the holder hereof.

                  The principal hereof may be declared or may become due prior to the stated maturity date on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

                  As provided in the Mortgage and subject to certain limitations therein set forth, this bond or any portion of the principal amount hereof will be deemed to have been paid if there has been irrevocably deposited with the Trustee moneys or direct obligations of or obligations guaranteed by the United States of America, the principal of and interest on which when due, and without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and premium, if any, and interest on this bond when due.

                  The Mortgage contains terms, provisions and conditions relating to the consolidation or merger of the Company with or into, and the conveyance or other transfer, or lease, of assets to, another Corporation and to the assumption by such other Corporation, in certain circumstances, of all of the obligations of the Company under the Mortgage and on the bonds secured thereby.

                  In the manner prescribed in the Mortgage, this bond is transferable by the registered owner hereof in person, or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, together with a written instrument of transfer whenever required by the Company duly executed by the registered owner or by its duly authorized attorney, and, thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

                  In the manner prescribed in the Mortgage, any bonds of this series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

                  [Redemption provisions, if any]

                  No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

                  This bond shall not become obligatory until Citibank, N.A., the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                  IN WITNESS WHEREOF, AVISTA CORPORATION has caused this bond to be signed in its corporate name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries by his signature or a facsimile thereof.

Dated:                                         AVISTA CORPORATION



                                               By:
                                                  ------------------------------


ATTEST:
       -----------------------

                              TRUSTEE'S CERTIFICATE


                  This  bond  is  one  of  the  bonds,   of  the  series  herein
designated, described or provided for in the within-mentioned Mortgage.


                                     CITIBANK, N.A.
                                     Trustee

                                     By
                                        ---------------------------------
                                              Authorized Officer

                  THIS GLOBAL BOND IS HELD BY CEDE & CO., AS NOMINEE FOR THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF. THIS BOND MAY NOT BE TRANSFERRED, NOR MAY ANY PURPORTED TRANSFER BE REGISTERED, EXCEPT THAT (I) THIS BOND MAY BE TRANSFERRED IN WHOLE, AND APPROPRIATE REGISTRATION OF TRANSFER EFFECTED, IF SUCH TRANSFER IS BY CEDE & CO., AS NOMINEE FOR THE DEPOSITARY, TO THE DEPOSITARY, OR BY THE DEPOSITARY TO ANOTHER NOMINEE THEREOF, OR BY ANY NOMINEE OF THE DEPOSITARY TO ANY OTHER
NOMINEE THEREOF, OR BY THE DEPOSITARY OR ANY NOMINEE THEREOF TO ANY SUCCESSOR BONDS DEPOSITARY OR ANY NOMINEE THEREOF; AND (II) THIS BOND MAY BE TRANSFERRED, AND APPROPRIATE REGISTRATION OF TRANSFER EFFECTED, TO THE BENEFICIAL HOLDERS HEREOF, AND THEREAFTER SHALL BE TRANSFERABLE WITHOUT RESTRICTIONS (EXCEPT AS PROVIDED IN THE PRECEDING PARAGRAPH) IF: (A) THE DEPOSITARY, OR ANY SUCCESSOR SECURITIES DEPOSITARY, SHALL HAVE NOTIFIED THE COMPANY AND THE TRUSTEE THAT (I) IT IS UNWILLING OR UNABLE TO CONTINUE TO ACT AS SECURITIES DEPOSITARY WITH RESPECT TO THE BONDS OR (II) IT IS NO LONGER A CLEARING AGENCY REGISTERED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND, IN EITHER CASE, THE TRUSTEE SHALL NOT HAVE BEEN NOTIFIED BY THE COMPANY WITHIN ONE HUNDRED TWENTY
(120) DAYS OF THE IDENTITY OF A SUCCESSOR SECURITIES DEPOSITARY WITH RESPECT TO THE BONDS; OR (B) THE COMPANY SHALL HAVE DELIVERED TO THE TRUSTEE A WRITTEN ORDER TO THE EFFECT THAT THE BONDS SHALL BE SO TRANSFERABLE ON AND AFTER A DATE SPECIFIED THEREIN.

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

------------------------------------------------------

     [please insert social security or other identifying number of assignee]

------------------------------------------------------

            [please print or typewrite name and address of assignee]

------------------------------------------------------

the within bond of AVISTA CORPORATION and does hereby irrevocably constitute and appoint , Attorney, to transfer said bond on the books of the within-mentioned Company, will full power of substitution in the premises.

Dated:
        ---------

        ----------------------

                                      Notice:  The signature to this  assignment
                                      must  correspond  with the name as written
                                      upon   the  face  of  the  bond  in  every
                                      particular     without    alteration    or
                                      enlargement or any change whatsoever.